                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of IMPSAT Corporation on Form S-1 of our report dated March 12, 1999 appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Consolidated Financial and Other Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
------------------------------

Miami, Florida
October 4, 1999